UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2013

WEX Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 17, 2013, the Board of Directors of WEX Inc. (the "Company" or "WEX") adopted a Code of Business Conduct and Ethics for the Company (the "Updated Code"), which will apply to all directors, officers, including the principal executive officer, principal financial officer and principal accounting officer, and employees of the Company and will supersede and replace the Company’s prior Employee Code of Business Conduct and Ethics, Code of Business Conduct and Ethics for Directors, and Code of Ethics for Chief Executive and Senior Financial Officers, in their entirety. The Updated Code has been posted to the Company’s investor relations page on the Company’s internet website at www.wexinc.com, on the Corporate Governance page. The Updated Code clarifies, and provides more detailed explanations of, the standards of conduct that are expected of the Company’s directors, officers and employees. The Updated Code will also be published in both English and Brazilian Portuguese to serve the languages of countries in which the Company operates. Finally, the Updated Code reflects an updated format which uses greater comprehension aids including "Q&As," examples and directions to obtain further information.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of WEX Inc. (the "Company") held on May 17, 2013 (the "2013 Annual Meeting"), the Company’s shareholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors as Class II directors for terms expiring at the 2016 annual meeting of shareholders.

Shikhar Ghosh
For: 33,063,043
Withheld: 1,660,269
Broker Non-Votes: 1,060,613

Kirk Pond
For: 33,262,407
Withheld: 1,460,905
Broker Non-Votes: 1,060,613

Following the annual meeting, Rowland T. Moriarty, Ronald T. Maheu and Michael E. Dubyak, having terms expiring in 2014, and Regina O. Sommer, George L. McTavish and Jack VanWoerkom, having terms expiring in 2015, continued in office.

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For: 34,003,968
Against: 692,583
Abstain: 26,761
Broker Non-Votes: 1,060,613

3. The appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013 was ratified.

For: 35,304,110
Against: 459,048
Abstain: 20,767

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX Inc.

May 23, 2013	By:	/s/ Steven A. Elder

Name: Steven A. Elder
Title: Senior Vice Presiden and Chief Financial Officer